EXHIBIT 4.3




================================================================================


                         MILA Mortgage Acceptance, Inc.

                                  as Depositor




                                       and




                            _______________________,

                                as Owner Trustee



                       __________________________________

                                 TRUST AGREEMENT

                          Dated as of ________________

                       __________________________________




                    $_________ Mortgage-Backed Certificates,
                                 Series 200_-__


================================================================================

                                TABLE OF CONTENTS

SECTION

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.    Definitions....................................................
Section 1.02.    Other Definitional Provisions..................................


                                   ARTICLE II

                                  ORGANIZATION

Section 2.01.    Name...........................................................
Section 2.02.    Office.........................................................
Section 2.03.    Purposes and Powers............................................
Section 2.04.    Appointment of Owner Trustee...................................
Section 2.05.    Initial Capital Contribution of Owner Trust Estate.............
Section 2.06.    Declaration of Trust...........................................
Section 2.07.    Liability of the Holder of the Certificates....................
Section 2.08.    Title to Trust Property........................................
Section 2.09.    Situs of Trust.................................................
Section 2.10.    Representations and Warranties of the Depositor................
Section 2.11.    Payment of Trust Fees..........................................


                                   ARTICLE III

               CONVEYANCE OF THE MORTGAGE COLLATERAL; CERTIFICATES

Section 3.01.    Conveyance of the Mortgage Collateral..........................
Section 3.02.    Initial Ownership..............................................
Section 3.03.    The Certificates...............................................
Section 3.04.    Authentication of Certificates.................................
Section 3.05.    Registration of and Limitations on Transfer and
                   Exchange of Certificates.....................................
Section 3.06.    Mutilated, Destroyed, Lost or Stolen Certificates..............
Section 3.07.    Persons Deemed Certificateholders..............................
Section 3.08.    Access to List of Certificateholders' Names and Addresses......
Section 3.09.    Maintenance of Office or Agency................................
Section 3.10.    Certificate Paying Agent.......................................
Section 3.11.    [Ownership.....................................................


                                   ARTICLE IV

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 4.01.    General Authority..............................................
Section 4.02.    General Duties.................................................
Section 4.03.    Action Upon Instruction........................................
Section 4.04.    No Duties Except as Specified under Specified Documents
                   or in Instructions...........................................
Section 4.05.    Restrictions...................................................
Section 4.06.    Prior Notice to Certificateholders with Respect to
                   Certain Matters..............................................
Section 4.07.    Action by Certificateholders with Respect to Certain Matters...
Section 4.08.    Action by Certificateholders with Respect to Bankruptcy........
Section 4.09.    Restrictions on Certificateholders' Power......................
Section 4.10.    Majority Control...............................................


                                    ARTICLE V

                           APPLICATION OF TRUST FUNDS

Section 5.01.    Distributions..................................................
Section 5.02.    Method of Payment..............................................
Section 5.03.    Signature on Returns...........................................
Section 5.04.    Statements to Certificateholders...............................
Section 5.05.    Tax Reporting; Tax Elections...................................


                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

Section 6.01.    Acceptance of Trusts and Duties................................
Section 6.02.    Furnishing of Documents........................................
Section 6.03.    Representations and Warranties.................................
Section 6.04.    Reliance; Advice of Counsel....................................
Section 6.05.    Not Acting in Individual Capacity..............................
Section 6.06.    Owner Trustee Not Liable for Certificates or
                   Related Documents............................................
Section 6.07.    Owner Trustee May Own Certificates and Notes...................


                                   ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

Section 7.01.    Owner Trustee's Fees and Expenses..............................
Section 7.02.    Indemnification................................................


                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

Section 8.01.    Termination of Trust Agreement.................................
Section 8.02.    Dissolution upon Bankruptcy of the Holder of the
                   Designated Certificate.......................................


                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.    Eligibility Requirements for Owner Trustee.....................
Section 9.02.    Replacement of Owner Trustee...................................
Section 9.03.    Successor Owner Trustee........................................
Section 9.04.    Merger or Consolidation of Owner Trustee.......................
Section 9.05.    Appointment of Co-trustee or Separate Trustee..................


                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.   Amendments.....................................................
Section 10.02.   No Legal Title to Owner Trust Estate...........................
Section 10.03.   Limitations on Rights of Others................................
Section 10.04.   Notices........................................................
Section 10.05.   Severability...................................................
Section 10.06.   Separate Counterparts..........................................
Section 10.07.   Successors and Assigns.........................................
Section 10.08.   [No Petition...................................................
Section 10.09.   No Recourse....................................................
Section 10.10.   Headings.......................................................
Section 10.11.   Governing Law..................................................
Section 10.12.   Integration....................................................


EXHIBIT

Exhibit A -  Form of Certificate................................................
Exhibit B -  Certificate of Trust of MILA Mortgage Acceptance, Inc.
             Trust Series 200_-__...............................................
Exhibit C -  Form of Certificate of Non-Foreign Status..........................
Exhibit D -  Form of Investment Letter..........................................
Exhibit E -  Form of Investment Letter for Certificates.........................

         This Trust Agreement, dated as of ________________ (as amended from time to time, this "Trust Agreement"), between MILA Mortgage Acceptance, Inc., a Delaware corporation, as Depositor (the "Depositor") and ______________________, a Delaware ___________________, as Owner Trustee (the "Owner Trustee"),


                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Section and Exhibit references contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

         Section 2.01 NAME. The trust created hereby (the "Trust") shall be known as "MILA Mortgage Acceptance, Inc. Trust Series 200_-_," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02 OFFICE. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         Section 2.03 PURPOSES AND POWERS. The purpose of the Trust is to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

                  (ii) to pay the organizational, start-up and transactional expenses of the Trust;

                  (iii) to assign, grant, transfer, pledge and convey the Mortgage Collateral pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Mortgage Collateral released from the Lien of, and remitted to the Trust pursuant to the Indenture;

                  (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents [while any Note is outstanding and] [without the consent of __% of the Certificateholders].

         Section 2.04 APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05 INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the trust receipt of the Mortgage Collateral and a Surety Bond assigned to the Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

         Section 2.06 DECLARATION OF TRUST. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, for income and franchise tax purposes, the Trust shall be treated as a corporation, with the assets of the corporation being the Owner Trust Estate, the [equity interest in the corporation] being the Certificates and the Notes being debt of the corporation and the provisions of this Agreement shall be interpreted to further this intention. Except as otherwise provided in this Trust Agreement, the rights of the Certificateholders will be those of [equity owners of the Trust] formed under the Delaware [corporation law]. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a corporation for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07 LIABILITY OF THE HOLDER OF THE CERTIFICATES. (a) The Holders of the Certificates shall be liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Holders of the Certificates would be liable if the Trust were a corporation under [Delaware corporate law]; provided, however, that the Holders of the Certificates shall not be liable for payments required to be made on the Notes or the Certificates, or for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes. The Holders of the Certificates shall be liable for any entity level taxes imposed on the Trust. In addition, any third party creditors of the Trust, including the Credit Enhancer (other than in connection with the obligations described in the preceding sentence for which the Holders of the Certificates shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Holders of the Certificates under this paragraph shall be evidenced by the Certificates.

         (b) Subject to subsection (a) above, the Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 2.08 TITLE TO TRUST PROPERTY. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09 SITUS OF TRUST. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of ________. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware, New York or ________, and payments will be made by the Trust only from Delaware, New York or
________. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         Section 2.10 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Owner Trustee that:

                  (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

                  (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         Section 2.11 PAYMENT OF TRUST FEES. The Owner Trustee shall cause the Administrator (i) to pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture from amounts received pursuant to Section 3.05(x) under the Indenture and (ii) to notify the Certificate Paying Agent of such fees and expenses incurred thereunder.

                                   ARTICLE III

                     CONVEYANCE OF THE MORTGAGE COLLATERAL;
                                  CERTIFICATES

         Section 3.01 CONVEYANCE OF THE MORTGAGE COLLATERAL. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to the Mortgage Collateral. The Depositor will also provide the Trust with a Surety Bond.

         The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Mortgage Collateral. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Owner Trust Estate, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02 INITIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Mortgage Collateral pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

         Section 3.03 THE CERTIFICATES. The Certificates shall be issued in minimum denominations of $[250,000] and in integral multiples of $10,000 in excess thereof; except for one Certificate that may not be in an integral multiple of $10,000; provided, however, that the Designated Certificate issued pursuant to Section 3.11 may be issued in the amount of $_________. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

         Section 3.04 AUTHENTICATION OF CERTIFICATES. Concurrently with the acquisition of the Mortgage Collateral by the Trust, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the Initial Principal Balance of the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or ____________________, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.05 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF CERTIFICATES. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the [Owner Trustee] shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. _____________________________ shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to satisfaction of the conditions set forth below and to the provisions of Section 3.11 with respect to the Designated Certificate, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause __________________________________ as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No Person shall become a Certificateholder until it shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit C hereto.

         No transfer of a Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (i) (a) an investment letter (in substantially the form attached hereto as Exhibit D) in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor certifying to the Trust, the Owner Trustee, the Certificate Registrar and the Depositor that such transferee is a "qualified institutional buyer" under Rule 144A under the Securities Act, or (b) solely with respect to the Designated Certificate, an investment letter (in substantially the form attached hereto as Exhibit E), acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and (ii) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit C) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the proposed transferee of such Certificate to the effect that such proposed transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, which representation letter shall not be an expense of the Trust, Owner Trustee, the Certificate Registrar, the Servicer or the Depositor or (ii) in the case of any such certificate presented for registration in the name of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, or any other Person who is using the assets of any such plan to effect such acquisition, an Opinion of Counsel, in form and substance reasonably satisfactory to, and addressed and delivered to, the Trust, the Certificate Registrar and the Depositor, to the effect that the purchase or holding of such Certificate will not result in the assets of the Owner Trust Estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Trust, the Owner Trustee, the Certificate Registrar or the Depositor to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in this Trust Agreement which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or Depositor.

         Section 3.06 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or ________________, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07 PERSONS DEEMED CERTIFICATEHOLDERS. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Holder of the Designated Certificate, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09 MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee on behalf of the Trust, shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Owner Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Holder of the Designated Certificate and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10 CERTIFICATE PAYING AGENT. (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints __________________ as Certificate Paying Agent and _________________ hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                  (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

                  (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         (b) On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Certificate Paying Agent shall determine LIBOR and the Certificate Rate for such Interest Period and shall inform the Servicer and the Depositor at their respective facsimile numbers given to the Certificate Paying Agent in writing thereof.

         (c) The Trust may revoke such power and remove the Certificate Paying Agent if the Administrator determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. __________________ shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee; provided ________________ is also resigning as Paying Agent under the Indenture at such time. In the event that ___________________ shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Administrator shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Administrator shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (d) The Certificate Paying Agent shall establish and maintain with itself a trust account (the "Certificate Distribution Account") in which the Certificate Paying Agent shall, deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of principal of and interest on the Certificates, from moneys on deposit in the Certificate Distribution Account.

         Section 3.11 [OWNERSHIP. The Certificates shall, for income and franchise tax purposes, be treated as the equity interest of the Trust. The Certificates shall not be transferred unless (a) the transferee shall be an Affiliate of the Seller, unless the prior written consent of the Credit Enhancer is obtained, which will not be unreasonably withheld, (b) the applicable provisions of Section 3.05 are satisfied, (c) the Certificate Registrar receives an Opinion of Counsel to the effect that the transfer of the Certificates shall not cause the Trust to be subject to an entity level tax and (d) the Rating Agencies shall consent to such transfer.]

                                   ARTICLE IV

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 4.01 GENERAL AUTHORITY. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Administrator shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator directs with respect to the Basic Documents.

         Section 4.02 GENERAL DUTIES. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform such acts or to discharge such duties of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         Section 4.03 ACTION UPON INSTRUCTION. (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04 NO DUTIES EXCEPT AS SPECIFIED UNDER SPECIFIED DOCUMENTS OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05 RESTRICTIONS. (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.06.

         (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06 PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Mortgage Collateral) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Mortgage Collateral);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

         (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

         Section 4.07 ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, and with the consent of the Credit Enhancer, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Servicing Agreement pursuant to Sections 7.01 and 8.05 thereof or (d) except as expressly provided in the Basic Documents, sell the Mortgage Collateral after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and with the consent of the Credit Enhancer.

         Section 4.08 ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.09 RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10 MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the outstanding Principal Balance of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the outstanding Principal Balance of the Certificates at the time of the delivery of such notice.

                                    ARTICLE V

                           APPLICATION OF TRUST FUNDS

         Section 5.01 DISTRIBUTIONS. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05 of the Indenture), as principal and the Certificate Distribution Amount for such Payment Date. All distributions made pursuant to this Section shall be made on a pro rata basis to the Certificateholders based on the Certificate Principal Balances thereof; provided however that any amount on deposit in the Certificate Distribution Account relating to a payment to the Certificate Paying Agent pursuant to Section 3.05(xi) of the Indenture shall be distributed solely to the Designated Certificate.

         (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         (c) All calculations of the Certificate Distribution Amount on the Certificates shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days.

         (d) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

         Section 5.02 METHOD OF PAYMENT. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by, in the case of any Certificateholder owning Certificates having denominations aggregating at least $1,000,000, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         Section 5.03 SIGNATURE ON RETURNS. The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

         Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Distribution Date.

         Section 5.05 TAX REPORTING; TAX ELECTIONS. The Holder of the Certificate shall cause the Trust to file federal and state income tax returns and information statements as a corporation for each of its taxable years. Within 90 days after the end of each calendar year, the Holder of the Designated Certificate shall cause the Trust to provide to each Certificateholder an Internal Revenue Service "K-1" or any successor schedule and supplemental information, if required by law, to enable each Certificateholder to file its federal and state income tax returns. The Holder of the Designated Certificate may from time to time make and revoke such tax elections with respect to the Trust as it deems necessary or desirable in its sole discretion to carry out the business of the Trust or the purposes of this Trust Agreement if permitted by applicable law. Notwithstanding the foregoing, an election under Section 754 of the Code shall not be made without the written consent of a majority in interest of the Holders of the Certificates. The Holder of the Designated Certificate shall serve as tax matters partner for the Trust.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

         Section 6.01 ACCEPTANCE OF TRUSTS AND DUTIES. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Certificateholders;

         (b) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (c) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (d) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or the Holder of the Designated Certificate or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (e) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

         (f) The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Holder of the Designated Certificate, the Depositor, Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Seller under the Mortgage Loan Purchase Agreement; and

         (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         Section 6.02 FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

         Section 6.03 REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder;

         (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement;

         Section 6.04 RELIANCE; ADVICE OF COUNSEL. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05 NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VI, in accepting the trusts hereby created ______________________ acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06 OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES OR RELATED DOCUMENTS. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07 OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar, the Administrator and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                   ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

         Section 7.01 OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents pursuant to Section 3.08 of the Servicing Agreement.

         Section 7.02 INDEMNIFICATION. The Holder of the Designated Certificate shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

                  (i) the Holder of the Designated Certificate shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                  (ii) with respect to any such claim, the Indemnified Party shall have given the Holder of the Designated Certificate written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                  (iii) while maintaining control over its own defense, the Holder of the Designated Certificate shall consult with the Indemnified Party in preparing such defense; and

                  (iv) notwithstanding anything in this Agreement to the contrary, the Holder of the Designated Certificate shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Holder of the Designated Certificate which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Holder of the Designated Certificate, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Holder of the Designated Certificate has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

         Section 8.01 TERMINATION OF TRUST AGREEMENT. (a) This Trust Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) upon the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, (ii) the Payment Date in ____________, (iii) at the time provided in Section 8.02 or (iv) purchase by the Servicer of all Mortgage Loans pursuant to Section 8.08 of the Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Holder of the Designated Certificate as described in Section 8.02, shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.01(a), none of the Depositor, the Holder of the Designated Certificate or any other Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Credit Enhancer mailed within five Business Days of receipt of notice of such termination from the Administrator, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.03 of the Indenture, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Holder of the Designated Certificate.

         (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

         Section 8.02 DISSOLUTION UPON BANKRUPTCY OF THE HOLDER OF THE DESIGNATED CERTIFICATE. In the event that an Insolvency Event shall occur with respect to the Holder of the Designated Certificate, this Trust Agreement and the Trust shall be terminated in accordance with Section 8.01, 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) if no Credit Enhancer Default shall have occurred and be continuing, Holders of Certificates (other than the Holder of the Designated Certificate) representing more than 50% of the Principal Balance of the Certificates (not including the Principal Balance of the Designated Certificate), to the effect that such Holders disapprove of the termination of the Trust or (b) if a Credit Enhancer Default shall have occurred and be continuing, (i) each of the Holders of Certificates and (ii) each of the Holders of the Notes, to the effect that such Holders disapprove of the termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Holder of the Designated Certificate (A) the Holder of the Designated Certificate shall give the Indenture Trustee, the Credit Enhancer and the Owner Trustee written notice of such Insolvency Event,
(B) the Owner Trustee shall, upon the receipt of such written notice from the Holder of the Designated Certificate, give prompt written notice to the Certificateholders of the occurrence of such event and (C) the Indenture Trustee shall give prompt written notice of such event to the Noteholders; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 8.02. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Payment Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of any such sale of the assets of the Trust shall be deposited to the Payment Account for distribution in accordance with Section 5.04(b) of the Indenture.

                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 9.01 ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least [Baa3] by [Moody's]. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02 REPLACEMENT OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Administrator, the Credit Enhancer and the Depositor. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         Section 9.03 SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Section 9.04 MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

         (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01 AMENDMENTS. (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section [, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax].

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties and, if applicable, to the expectations of the Holders), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Credit Enhancer shall be obtained.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any security or (b) the consent of Holders of Certificates evidencing a majority of the Principal Balance of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

         (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security and the consent of the Credit Enhancer shall be obtained.

         (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this
Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02 NO LEGAL TITLE TO OWNER TRUST ESTATE. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 10.03 LIMITATIONS ON RIGHTS OF OTHERS. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Holder of the Designated Certificate, the Certificateholders, the Administrator, the Credit Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04 NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt , if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to MILA Mortgage Acceptance, Inc., _____________________________________________; Attention: _________________; if
to the Credit Enhancer, addressed to ___________, Attention: _________________, if to the Rating Agencies, addressed to ________________________ Attention:
__________or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor and the Administrator.

         Section 10.05 SEVERABILITY. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06 SEPARATE COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07 SUCCESSORS AND ASSIGNS. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08 [NO PETITION. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.]

         Section 10.09 NO RECOURSE. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Holder of the Designated Certificate, the Seller, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

         Section 10.10 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11 GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12 INTEGRATION. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

         IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   MILA MORTGAGE ACCEPTANCE, INC.


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   ______________________, not in its individual
                                   capacity but solely as Owner Trustee,


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


Acknowledged and Agreed:
_______________________________________________
        _____________, as Certificate Registrar
        and Certificate Paying Agent


By:____________________________________________
Name:
Title:

                                    EXHIBIT A

                              [Form of Certificate]

                                     [Face]

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OR (II) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE OWNER TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE OWNER TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

         THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE BASIC DOCUMENTS.



Certificate No. ______                                        Original principal amount ("Denomination")
                                                              of this Certificate:  $______________

Aggregate Denominations of all Certificates: $

Pass-Through Rate:  Floating

Cut-Off Date:

First Payment Date: _________, _____

CUSIP NO. ____________


               MILA Mortgage Acceptance, Inc. Trust Series 200_-_

         Evidencing a fractional undivided equity interest in the Owner Trust Estate, the property of which consists primarily of the Mortgage Collateral in _________________________, a corporation sold by MILA Mortgage Acceptance, Inc., as depositor.

         This certifies that [name of Holder] is the registered owner of the Percentage Interest represented hereby in the MILA Mortgage Acceptance, Inc. Trust Series 200_-_ (the "Trust").

         The Trust was created pursuant to an Trust Agreement dated as of (as amended and supplemented from time to time, the "Trust Agreement") between the Depositor and ______________________, as owner trustee (as amended and supplemented from time to time, the "Owner Trustee", which term includes any successor entity under the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate is one of a duly authorized issue of Mortgage-Backed Certificates, Series 200_-__ (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The Owner Trust Estate consists of the Mortgage Collateral in the MILA Mortgage Acceptance, Inc. Trust Series 200_-____ and a Surety Bond. The rights of the Holders of the Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the [Indenture].

         There will be distributed on the [twenty-fifth] day of each month or, if such day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing in _____________, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such Payment Date (the "Record Date"), such Certificateholder's Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Denominations of all Certificates) in the amount to be distributed to Certificateholders on such Payment Date.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of _________, ____, between the Trust and __________________________________, as Indenture
Trustee (the "Indenture").

         It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a corporation. The Depositor and each Certificateholder, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as an equity interest in a corporation.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                               MILA Mortgage Acceptance, Inc.
                                               TRUST SERIES 200_-_


                                               by    _____________________, not
                                               in its individual capacity but
                                               solely as Owner Trustee


Dated:___________________________________      _________________________________
                                               Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Trust Agreement.

_______________________________,
not in its individual capacity
but solely as Owner Trustee


By:____________________________________
         Authorized Signatory


or_____________________________________
  as Authenticating Agent of the Trust


By:____________________________________
         Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Collateral, all as more specifically set forth herein. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Trust Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder. If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security or (b) the consent of Holders of the Certificates evidencing a majority of the Percentage Interests of the Certificates and the Indenture Trustee; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is __________________________________.

         Except as provided in the Trust Agreement, the Certificates are issuable only in minimum denominations of $10,000 and in integral multiples of $10,000 in excess thereof, except for one Certificate that may not be in an integral multiple of $10,000. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Trust Agreement, (ii) the Payment Date in ____________, or (iii) upon the bankruptcy or insolvency of the Holder of the Designated Certificate and the satisfaction of other conditions specified in
Section 8.02 of the Trust Agreement.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                           ________________________________*/
                                               Signature Guaranteed:


                                           ________________________________*/

__________________________
*/       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to ___________________________________________________________ for the
account of ________________________________________, account number
______________, or, if mailed by check, to ___________________.

         Applicable statements should be mailed to__________________.


                                       _________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire transfer only)

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT

                             CERTIFICATE OF TRUST OF
               MILA Mortgage Acceptance, Inc. Trust Series 200_-_

         THIS Certificate of Trust of MILA Mortgage Acceptance, Inc. Trust Series 200_-_ (the "Trust"), dated ___________, ____, is being duly executed and filed by ______________________, a Delaware banking corporation, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. CODE, ss. 3801 ET SEQ.).

         1. NAME. The name of the statutory trust formed hereby is MILA Mortgage Acceptance, Inc. Trust Series 200_-_.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is ______________________,
__________________, __________, ______________, Attention:
______________________________.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                           _________________________________
                                           not in its individual capacity but
                                           solely as owner trustee under a Trust
                                           Agreement dated as of _________, ___,

                                           By:______________________________
                                           Name:
                                           Title:

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                          _____________________________
                          _____________________________
                          _____________________________
                          _____________________________

         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1        In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2        The Buyer warrants and represents to, and covenants with, the
Owner Trustee and the Depositor (as defined in the Trust Agreement (the "Agreement"), dated as of _________, ____ between MILA Mortgage Acceptance, Inc., as Depositor and ______________________, as Owner Trustee pursuant to
Section 3.05 of the Agreement and __________________________________ as
indenture trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3.      The Buyer warrants and represents to, and covenants with, the
Seller, the Indenture Trustee, Owner Trustee, Servicer and the Depositor that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or
Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate Registrar and the Depositor, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor, the Servicer, the Indenture Trustee or the Trust to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement or any other liability.]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


________________________________________       _________________________________
Print Name of Seller                           Print Name of Buyer

By:_____________________________________       By:______________________________
Name:                                          Name:
Title:                                         Title:

Taxpayer Identification:                       Taxpayer Identification:
No._____________________________________       No.______________________________

Date:___________________________________       Date:____________________________

                                                           ANNEX 1 TO EXHIBIT C
                                                           --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ____ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ____ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ____ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ____ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.


----------
         (1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


         ____ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ____ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ____ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ____ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         ____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.


         ____ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ____ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     ___            ___         Will the Buyer be purchasing the Rule 144A
     Yes            No          Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                               ________________________________
                                               Print Name of Buyer


                                               By:______________________________
                                               Name:
                                               Title:

                                               Date:____________________________

                                                           ANNEX 2 TO EXHIBIT C
                                                           --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                               ________________________________
                                               Print Name of Buyer


                                               By:______________________________
                                               Name:
                                               Title:



                                               IF AN ADVISER:


                                               ________________________________
                                               Print Name of Buyer

                                               Date:____________________________

                                    EXHIBIT D

                        CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.03 of the Trust Agreement, dated as of _________, ____ (the "Trust Agreement"), between MILA Mortgage Acceptance, Inc., as depositor and ______________________, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Mortgage-Backed Certificates, Series 200_-__ (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

         Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III. In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2. My (The Beneficial Owner's) name and home address are:
                                    __________________________________
                                    __________________________________
                                    __________________________________; and

                           3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial
                           Owner

                           1.       __________________________ (Name of the
                                    Beneficial Owner) is not a foreign
                                    corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                           2. The Beneficial Owner's office address and place of incorporation (if applicable) is _______________________________; and

                           3. The Beneficial Owner's U.S. employer identification number is
                                    ______________________________.

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

         _____an IRS Form W-9

         _____a form such as this or substantially similar

         provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.


_________________________________
           Name


_________________________________
    Title (if applicable)


_________________________________
       Signature and Date


         *Note: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                    EXHIBIT E

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]

[Certificate Registrar]

         Re: MILA Mortgage Acceptance, Inc. Trust Series 200_-_ , MORTGAGE-BACKED CERTIFICATES, SERIES 200_-__, (THE "CERTIFICATES")

Ladies and Gentlemen:

         In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement.


                                               Very truly yours,

                                               [TRANSFEREE]


                                               By:______________________________
                                                      Authorized Officer